UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                        October 1, 1997


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


                Delaware                                       0-13265                    59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina    29201
       (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:        (803) 252-3661


                                    No Change
         (Former name or former address, if changed since last report.)












     This document contains a total of 27 pages and the Exhibit Index is set forth on sequentially numbered page 5 .




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Item 2.  Acquisition or Disposition of Assets

     Pursuant to the terms of an Asset Purchase Agreement and Plan of Reorganization (the "Agreement") executed on October 8, 1997, to be effective October 1, 1997, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Progressive Therapy Services, P.A., a South Carolina professional corporation ("Progressive"); Bar-Ed, Professional Corporation, a South Carolina professional corporation ("Bar-Ed"); Barry E. Fitch, PT ("Fitch"); H. Edward Wimberly, PT ("Wimberly"); Walter Kris Merschat, OTR/L ("Merschat"); and Michael B. Norton, DC ("Norton"). (For purposes hereof, Fitch, Wimberly, Merschat, and Norton are herein collectively referred to as the "Shareholders" and individually a "Shareholder".) For purposes hereof, Progressive and Bar-Ed are herein collectively referred to as the "Seller". UCI of SC has acquired certain assets as outlined in Section 1 of the Agreement (including patient list and goodwill) associated with the four physical therapy practices owned and operated by Seller in Columbia, West Columbia, and North Augusta, South Carolina. The consideration for the acquisition of Progressive and Bar-Ed shall be Five Hundred Fifty Thousand Seven Hundred Twenty ($550,720.00) Dollars and Three Hundred Six Thousand Thirty Six ($306,036.00) Dollars, respectively, payable as outlined in
Section 3 of the Agreement, which begins on page 6 of this Form 8-K. The consideration paid by UCI of SC in connection with this acquisition was determined by arms-length negotiations between UCI of SC and the Seller.

     The practices operated by the Seller were ones at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. Three of the four practices will continue to operate under their existing names while the fourth facility, located in North Augusta, South Carolina, closed on or about October 1, 1997.

     All descriptions of the Asset Purchase Agreement and Plan of Reorganization noted herein are qualified in their entirety by reference to such documents as Exhibits to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

     It is impracticable to provide the required financial statements for the business acquired at the time this Report on Form 8-K is filed. UCI will file the required financial statements for the Seller under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         b)    Pro Forma Financial Information

     It is impracticable to provide the required pro forma financial information at the time this Report on Form 8-K is filed. UCI will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         c)    Exhibits

     Exhibit 2.1 - Asset Purchase Agreement and Plan of Reorganization executed on October 8, 1997, to be effective October 1, 1997, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Progressive Therapy Services, P.A., a South Carolina professional corporation ("Progressive"); Bar-Ed, Professional Corporation, a South Carolina professional corporation ("Bar-Ed"); Barry E. Fitch, PT ("Fitch"); H. Edward Wimberly, PT ("Wimberly"); Walter Kris Merschat, OTR/L ("Merschat"); and Michael B. Norton, DC ("Norton").





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                                   SIGNATURES



     Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.         /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of
Chairman of the Board                      Finance and Chief Financial Officer



Date:                   October 15, 1997

                          UCI MEDICAL AFFILIATES, INC.

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K



EXHIBIT                                                                  PAGE
NUMBER                     DESCRIPTION                                  NUMBER

 2.1         Asset Purchase Agreement executed on October 8, 1997,        6
             to be effective October 1, 1997, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation
             ("UCI"); UCI Medical Affiliates of South Carolina,
             Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"), Doctor's Care,
             P.A., a South Carolina professional corporation
             ("Doctor's Care"); Progressive Therapy Services,
             P.A., a South Carolina professional corporation
             ("Progressive"); Bar-Ed, Professional Corporation, a South Carolina professional corporation ("Bar-Ed");
             Barry E. Fitch, PT ("Fitch"); H. Edward Wimberly,
             PT ("Wimberly"); Walter Kris Merschat, OTR/L
             ("Merschat"); and Michael B. Norton, DC ("Norton").